Exhibit 10.2

AMENDMENT 4 TO MASTER PURCHASE AGREEMENT

Kornit Digital Ltd. (“Supplier” or “Kornit”) and Amazon.com Services LLC and its affiliates (“Amazon”) entered into a Master Purchase Agreement effective May 1, 2016 (as modified, supplemented or amended, the “Agreement”). Supplier and Amazon now enter into this Amendment 4 to the Agreement (the “Amendment”), effective as of January 1, 2020. This Amendment is made a part of the Agreement. All capitalized terms not defined in this Amendment have the meanings set forth in the Agreement.

WHEREAS, the parties entered into the Amendment 1 dated March 1, 2017 (the “First Amendment”), the Amendment 2 dated January 1, 2018 (the “Second Amendment”) and the Amendment 3 dated June 29, 2018 (the “Third Amendment” and together with the First Amendment and the Second Amendment, the “Previous Amendments”); and

WHEREAS, Amazon and Supplier wish to modify certain terms and conditions of the Agreement and the Previous Amendments.

NOW THEREFORE, the parties agree as follows:

1.	Reference is made to Section 3 of the Agreement. Purchase Orders will be accepted and fulfilled by Supplier, for printer Products and for pallets submitted by Purchaser at least 120 days prior to the Delivery Date (for shipment via sea freight) and is within the Quarterly Forecast (as defined in Section 4.2).

2.	References to “Printer Volume Rebate” in the Agreement (as amended by the Second Amendment) are replaced with “AV-HD6 Printer Volume Rebate.”

3.	The following is added to the “Printers” Section of Schedule 1 (Pricing) of the Agreement, as replaced by the First Amendment and as further replaced by the Second Amendment:

Kornit Atlas Printing Systems (the “Atlas”):

Purchase Price

For [***] (each of which will be a Printer Measurement Period as defined in the Agreement, as amended in the Second Amendment), Purchaser may purchase Atlas printers from Supplier for:

Pricing Tier	Total Number of Printers Ordered by Purchaser during Applicable Printer Measurement Period	Atlas Price Per System
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]

Rebate Terms

Upon Purchaser’s receipt of Atlas printers (based on the applicable Incoterms) completing the range of units in any pricing tier, a rebate equal to the sum of the number of the Atlas printers purchased in that pricing tier and the Atlas printers purchased in all previous pricing tiers within the same Printer Measurement Period, multiplied by [***] (the “Atlas Printer Volume Rebate” and together with the AV-HD6 Printer Volume Rebate, the “Printer Volume Rebate”) will be generated in favor of Purchaser.

4.	The following will replace the “Rebate Terms” section set forth in the Second Amendment:

The Printer Volume Rebate will be based on the total number of printers received (i.e. transfer of risk and title) (based on the applicable Incoterms) within a Printer Measurement Period. For example, if Purchaser purchases [***] Atlas printers within a Printer Measurement Period, Purchaser shall receive a rebate of [***] (calculated as [***] Atlas printers multiplied by [***]); and if Purchaser purchases [***] Atlas printers within that same period, Purchaser shall receive an additional rebate of [***] (calculated as [***] printers multiplied by [***]). Purchases from all regions shall count towards the total number of printers ordered, and the total number of printers ordered is cumulative across printer models (e.g., a purchase of [***] Atlas printers and [***] AV-HD6 printers would count as [***] printers ordered, however the rebate will be calculated based on the applicable price per system – i.e. for the AV-HD6 or for the Atlas, as applicable).

Notwithstanding anything to the contrary set forth in the Agreement, the Printer Volume Rebate will be applied at the end of each Printer Measurement Period as follows: first, Supplier will credit the Printer Volume Rebate amount against any Purchaser accounts receivable outstanding at the end of the Printer Measurement Period, and, second, if after such credit is applied any portion of the Printer Volume Rebate remains, Supplier will pay to Purchaser that amount pursuant to Purchaser’s payment terms and conditions.

Credit will be done only after the parties mutually agree on the final rebate calculation.

Shipping

The subsection regarding Shipping as set forth in the Second Amendment will be replaced in its entirety with the following:

The Purchaser will be charged with [***] the applicable printer Product units to a Purchaser [***]. Supplier will notify Amazon the shipping cost prior to each shipment.

If Amazon requires an air-shipment, the cost will be [***].

With respect to the Atlas and AV-HD6 the Supplier will ship [***].

5.	The “Ink” Section of Schedule 1 (Pricing) of the Agreement as replaced by the First Amendment and as further replaced by the Second Amendment is replaced in its entirety with the following:

Purchase Price

For [***] (each of which will be an Ink Measurement Period as defined in the Agreement, as amended in the Second Amendment), Purchaser may purchase ink from Supplier for:

Liters of Eco-Rapid Ink Ordered by Purchaser during Applicable Ink Measurement Period	Cost per liter
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Rebate Terms

●	Upon [***], a rebate of [***] will be generated in favor of Purchaser (i.e. [***]).
●	Upon [***], a rebate of [***] will be generated in favor of Purchaser (i.e. [***]).
●	Upon [***], a rebate of [***] will be generated in favor of Purchaser (i.e. [***]).
●	The [***] rebates above are [***], (e.g. if [***], Amazon will be entitled to [***]).
●	Notwithstanding anything to the contrary set forth in the Agreement, the [***] rebate amount will be [***].

Shipping

Ink shall be shipped to the Purchaser-designated location [***].

6.	The “Consumable” Section of Schedule 1 (Pricing) of the Agreement is replaced in its entirety with the following:

Consumables

Purchase Price

For the period commencing on [***], the prices of all consumables will be as follows:

Product	P/N	Volume	Price/bottle
Neutra-fix (Amazon US)	[***]	[***]	[***]
Kornit Priming Fluid	[***]	[***]	[***]
	[***]	[***]	[***]
Kornit Wiping Fluid	[***]	[***]	[***]
	[***]	[***]	[***]
Kornit Flushing Fluid	[***]	[***]	[***]
	[***]	[***]	[***]

Rebate Terms

No rebate will apply with respect to consumables.

Shipping

Purchaser will be charged for [***].

7.	A new section shall be added to Schedule 1 (Pricing) of the Agreement as follows:

[***]. Each pallet proposed to be shipped to Purchaser will be approved by Purchaser prior to shipment (unless unchanged against a previously Purchaser-approved pallet).

The purchase price for each children pallet or any extra pallet (in excess of the pallet installed on the printer) will be [***]. Purchase Orders for pallets will be accepted and fulfilled by Supplier if submitted by Purchaser at least [***].

Rebate Terms

No rebate will apply with respect to pallets.

Shipping

Purchaser will be charged for [***].

Warranty and Services

8.	The “Warranty” section of Schedule 1 (Pricing) of the Agreement is replaced in its entirety with the following:

Service Contract Periods

Service Contract Price per year

$[***] per [***].

$[***] per [***].

During the Initial Warranty Period, Services will be performed at [***].

The following will be added to Schedule 1 (Pricing) of the Agreement:

Print Heads

No-cost print head replacements for AV-HD6 printers that are under the Initial Warranty Period or Warranty Period Extension will be capped (the “AV-HD6 PH Cap”) on a region-by-region basis across the USA, Europe and Asia as follows:

●	Per AV-HD6 printer printing Product-

➢    During [***] – [***] print heads [***];

➢    During each year thereafter – [***] print heads [***].

The AV-HD6 PH Cap for each region is [***].

At the end of [***].

Purchaser has a right to review, inspect, and approve any replacement print head prior to installation; any print head replaced without prior approval of a Purchaser associate designated in advance by Purchaser will not count toward the AV-HD6 PH Cap and Purchaser will have no obligation to pay for such print head. [***].

[***].

●	Per Atlas printer Product – no-cost print head replacements for Atlas printers that are under the Initial Warranty Period or Warranty Period Extension will be capped (the “Atlas PH Cap”) on a region-by-region basis across the USA, Europe and Asia as follows:

➢	During [***] following the installation of an Atlas printer: [***] print heads [***].

➢	During [***] following the installation of an Atlas printer: [***] print heads [***].

➢	From and after [***] following the installation of an Atlas printer: [***] print heads [***].

Purchaser and Supplier will [***].

The Atlas PH Cap for each region is [***].

In the event of [***].

At the end of [***].

Purchaser has a right to review, inspect, and approve any replacement print head prior to installation; any print head replaced without prior approval of a Purchaser associate designated in advance by Purchaser will not count toward the Atlas Cap and Purchaser will have no obligation to pay for such print head. Printer inoperability caused by print head review, inspection and approval by Purchaser will be considered an “Exception” (as defined in Exhibit D) to the Availability requirement.

Price per print head:

➢	[***]

➢	[***]

9.	Customer Empowerment - Supplier will make customer empowerment training available to any person designated by Amazon or to all Amazon operators and area managers focused on preventive and print heads maintenance, free of charges. Kornit will cooperate with Amazon to ensure that adequate training is provided to operators of Products consistent with Amazon’s policies.

10.	The following will be added to the “Parts” Section of Schedule 1 (Pricing) of the Agreement:

Supplier will store Parts to cover [***] (at Supplier’s discretion). Amazon undertakes to allocate a secured storage space for the Parts in all Amazon sites. Amazon will not be liable for any damage or diminution in value to Parts stored at Amazon sites, and Amazon is not required to make any unreasonable accommodations to allow such storage of Parts on Amazon’s Site. Amazon will store product in a secure location.

11.	The following paragraph shall be added at the end of Section A 5.2 of Exhibit D of the Agreement:

Incremental Unit

Kornit may (at its option) place an additional Atlas system at each site of Amazon which has more than [***] Atlas systems, [***]. This Atlas will not be used for production. Kornit shall be entitled to use such incremental Atlas to replace a print Product that is not Available. [***]. Amazon will not be liable for any damage or diminution in value to Atlas systems placed at Amazon sites, however, Amazon undertakes to provide secured location to this incremental unit. Amazon is not required to make any unreasonable accommodations to allow such storage of a redundant system on Amazon’s Site.

For the avoidance of doubt, [***].

12.	The following will be added as Section 5.4 of Exhibit D:

During the first [***] following [***], [***]. For the avoidance of doubt, nothing in this Amendment shall be interpreted to modify Supplier’s or Purchaser’s rights with respect to defective products as set forth in the Agreement and/or the right to return product with respect to the agreed Incoterms.

13.	The following will be added as Section 5.4 of Exhibit D:

KORNIT WILL NOT MAKE SYSTEMIC ALTERATIONS TO PARAMETERS OR OTHERWISE THAT LOWER THE SPEED OR THROUGHPUT OF AMAZON PRINTERS WITHOUT AMAZON’S PRIOR CONSENT.

14.	The following will be added to Schedule 2 to the Agreement and be “Specifications” under the Agreement:

a.	Effective by [***], Kornit will [***].
b.	Effective by [***], Kornit agree to [***].
c.	Effective by [***], Kornit will [***].
d.	Effective by [***], Kornit will [***].
e.	Kornit will [***].
f.	Effective by [***], Amazon and Kornit will [***].
g.	Amazon may [***]. Kornit agrees to [***].

15.	The prices set forth in the Amendment will not be revised during a period of [***] following the date of this Amendment.

16.	Except as set forth in this Amendment, all other terms and conditions of the Agreement the Previous Amendments shall remain unchanged. This Amendment shall be deemed, for all intent and purposes, to form an integral part of the Agreement. The Agreement, the Previous Amendments and this Amendment constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof. If the terms or conditions of this Amendment conflict with the Agreement and/or the Previous Amendments, the terms or conditions of this Amendment shall always prevail and take precedence.

17.	This Amendment may be executed by facsimile or electronic scan and in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

By signature below, the duly authorized representatives of the parties agree to the terms and conditions of this Amendment.

SUPPLIER:		PURCHASER:
Kornit Digital, Ltd.		Amazon.com Services LLC

By:	/s/ Ronen Samuel	By:	/s/ Danica Knievel

Name:	Ronen Samuel	Name:	Danica Knievel

Title:	CEO	Title:	Authorized Signatory

Date Signed:	May 16, 2020	Date Signed:	May 16, 2020

By:	/s/ Guy Avidan

Name:	Guy Avidan

Title:	CFO

Date Signed:	May 16, 2020